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                                                                   Exhibit 10.22

                                 AMENDMENT NO. 1

                          Dated as of October 10, 2003

                                       to

                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                            Dated as of May 23, 2003

REINSURANCE GROUP OF AMERICA, INCORPORATED, as Borrower, the BANKS party hereto and THE BANK OF NEW YORK, as Administrative Agent, agree as follows:

      1. EXISTING CREDIT AGREEMENT. This Amendment (the "Amendment") relates to and amends that certain First Amended and Restated Credit Agreement, dated as of May 23, 2003 among Reinsurance Group of America, Incorporated, as Borrower, The Bank of New York, as Administrative Agent, Bank of America, N.A. and Fleet National Bank, as Co-Syndication Agents and KeyBank National Association, as Documentation Agent (as amended, supplemented or otherwise modified to the date hereof, but excluding this Amendment, the "Existing Credit Agreement"). Terms used but not defined in this Amendment are used herein with the meaning ascribed to them in the Existing Credit Agreement.

      2. AMENDMENTS. On and after the Effective Date (as defined below), the Existing Credit Agreement shall be amended as follows:

            (a) Section 4.22 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

      "4.22 STATUTORY SURPLUS. Permit the combined Surplus of RCM and RGA Canada to be less than 85% of the combined Surplus of RGA Re and RGA Canada at June 30, 2003; provided, however, if RGA Canada becomes a Wholly Owned Subsidiary of an Insurance Company (which is a Wholly Owned Subsidiary of the Borrower), the Borrower and the Administrative Agent agree to enter into discussions with a view toward amending this Section 4.22 so as to equitably reflect such change with the desired result that the criteria for evaluating the financial condition of the Borrower under this Section 4.22 shall be the same after such change as if such change had not been made."

      3. CONTINUING EFFECT OF EXISTING CREDIT AGREEMENT. The provisions of the Existing Credit Agreement are and shall remain in full force and effect and are hereby in all respects confirmed, approved and ratified.

      4. REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Banks to agree to this Amendment, the Borrower hereby represents and warrants as follows:

      Each representation and warranty made by the Borrower in any Loan Document is, both before and after giving effect to this Amendment, true and correct at and as of the Effective Date, and, both before and after giving effect to this Amendment, no Default or Event of Default is continuing at and as of the Effective Date.

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      5. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date first written above, but shall not become effective as of such date until the date (the "Effective Date") that each of the following conditions shall have been satisfied in the sole determination of the Administrative Agent:

            a. the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

                  (i) this Amendment duly executed by the Borrower, the Administrative Agent and the Required Banks; and

                  (ii) such other information, documents or materials as the Administrative Agent may have requested pursuant to the Loan Documents; and

            b. the Administrative Agent shall have received all fees and expenses payable pursuant to the Loan Documents and this Amendment including the fees and disbursements of legal counsel retained by the Agent (if an invoice for such fees and disbursements of such counsel has been delivered to the Borrower).

      6. GOVERNING LAW. This Amendment shall, pursuant to New York General Obligations Law 5-1401, be construed in accordance with and governed by the laws of the State of New York.

      7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereon were upon the same instrument.

      8. HEADINGS. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their duly authorized officers all as of the date first above written.

                                    REINSURANCE GROUP OF AMERICA,
                                      INCORPORATED, as Borrower

                                    By: /s/ Todd C. Larson
                                      ---------------------------------------
                                      Name:  Todd C. Larson
                                      Title:  Sr. V.P. Controller & Treasurer

                                    THE BANK OF NEW YORK, as Administrative
                                      Agent and as a Bank

                                    By: /s/ Evan Glass
                                      ---------------------------------------
                                      Name:  Evan Glass
                                      Title:  Vice President

                                    BANK OF AMERICA, N.A.
                                      as a Bank

                                    By: /s/ Leslie Nannen
                                      ---------------------------------------
                                      Name:  Leslie Nannen
                                      Title:  Vice President

                                    FLEET NATIONAL BANK
                                      as a Bank

                                    By: /s/ David A. Bosselait
                                      ---------------------------------------
                                      Name:  David A. Bosselait
                                      Title:  Director

                                    ROYAL BANK OF CANADA
                                      as a Bank

                                    By: /s/ Gabriella King
                                      ---------------------------------------
                                      Name:  Gabriella King
                                      Title:  Authorized Signatory

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                                    KEYBANK NATIONAL ASSOCIATION
                                      as a Bank

                                    By: /s/ Mary K. Young
                                      ---------------------------------------
                                      Name:  Mary K. Young
                                      Title:  Vice President

                                    STATE STREET BANK AND TRUST COMPANY
                                      as a Bank

                                    By: /s/ Lise Anne Boutiette
                                      ---------------------------------------
                                      Name:  Lise Anne Boutiette
                                      Title:  Vice President